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                                                                    Exhibit 23.1




                         Independent Auditors' Consent




The Board of Directors and Stockholders
Animas Corporation

We consent to the use of our report included herein and to the references to our firm under the heading "Experts," in the registration statement.

/s/ KPMG LLP

Philadelphia, Pennsylvania
May 10, 2004